UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

KINSALE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37848	98-0664337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2221 Edward Holland Drive, Suite 600
Richmond, VA 23230
(Address of principal executive offices)

(804) 289-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	KNSL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 7, 2019, Kinsale Capital Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters named therein (collectively, the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell up to 741,750 shares (the “Shares”) of its common stock (including up to an additional 96,750 shares at the Underwriters’ option) at a price to the public of $93.00 per share. On August 12, 2019, the sale of 741,750 Shares closed.

On August 6, 2017, the Company filed an automatically effective Registration Statement on Form S-3ASR (File No. 333-233041) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”). The Registration Statement permits the Company to issue, in one or more offerings, securities with an unspecified value. The offering is being made pursuant to the Registration Statement and the prospectus included in the Registration Statement, as supplemented by the preliminary prospectus supplement, dated August 6, 2019 (the “Preliminary Prospectus Supplement”), and final prospectus supplement, dated August 7, 2019 (the “Final Prospectus Supplement”), relating to the Shares.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters for losses or damages arising out of or in connection with the sale of the Shares. In addition, pursuant to the terms of the Underwriting Agreement, the Company and each director and executive officer of the Company has entered into an agreement with the Underwriters, not to sell, transfer or otherwise dispose of securities of the Company during the 90-day period following the offering, subject to customary exceptions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference into this Item 1.01. A copy of the opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the Shares is attached hereto as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 7, 2019, between Kinsale Capital Group, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 13, 2019

	By:	/s/ Bryan P. Petrucelli
	Name:	Bryan P. Petrucelli
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

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